Acquisitions	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Acquisitions
ACQUISITIONS

On May 31, 2012, the Company acquired 100% of the outstanding common and preferred stock of Virginia Savings Bancorp, Inc. and its wholly owned subsidiary, Virginia Savings Bank (collectively, “Virginia Savings”).  As a result of this acquisition, the Company acquired five branches which expanded its footprint into Virginia.  At the time of closing, Virginia Savings had total assets of $132 million, loans of $82 million, deposits of $120 million and shareholders’ equity of $11 million. The total transaction was valued at $12.4 million, consisting of cash of $4.7 million and approximately 240,000 shares of common stock valued at $7.7 million.  The common stock was valued based on the closing price of $32.18 for the Company’s common shares on May 31, 2012.

On January 10, 2013, the Company acquired 100% of the outstanding common and preferred stock of Community Financial Corporation and its wholly owned subsidiary, Community Bank (collectively, "Community"). As a result of this acquisition, the Company acquired eight branches along the I-81 corridor in western Virginia and two branches in Virginia Beach, Virginia. At the time of closing, Community had total assets of $460 million, loans of $410 million, deposits of $380 million and shareholders' equity of $53 million. Community shareholders received 0.1753 shares of the Company's common stock for each share of the Community Financial Corporation stock, resulting in the issuance of approximately 767,000 shares of the Company's common stock valued at $27.8 million. The common stock value was based on the closing price of $36.23 for the Company's common stock on January 9, 2013. In conjunction with this acquisition, the Company repurchased $12.7 million of Community preferred stock previously issued to the U.S. Department of Treasury ("Treasury Department"). A related warrant issued by Community to the Treasury Department has been converted into a warrant to purchase 61,565 shares of the Company's common stock, with an exercise price of $30.80 per share and an expiration period of ten years, which was subsequently reduced to six years.

The purchase price of both acquisitions has been allocated as follows (in thousands):

	Virginia Savings	Community	Total
Date of acquisition	May 31, 2012	January 10, 2013

Consideration:
Cash	$4,672	$12,738	$17,410
Common stock	7,723	27,783	35,506
Warrant issued	—	725	725
	$12,395	$41,246	$53,641

Identifiable assets:
Cash and cash equivalents	$24,943	$8,888	$33,831
Investment securities	14,082	17,659	31,741
Loans	73,463	372,169	445,632
Bank owned life insurance	—	6,935	6,935
Premises and equipment	5,158	8,950	14,108
Deferred tax asset, net	4,173	15,228	19,401
Other assets	4,626	7,989	12,615
Total identifiable assets	126,445	437,818	564,263

Identifiable liabilities:
Deposits	122,723	383,070	505,793
Other liabilities	841	24,484	25,325
Total identifiable liabilities	123,564	407,554	531,118

Net identifiable assets	2,881	30,264	33,145
Goodwill	8,241	8,271	16,512
Core deposit intangible	1,273	2,711	3,984
	$12,395	$41,246	$53,641

Acquired Loans

In determining the estimated fair value of the acquired loans, management considered several factors, such as estimated future credit losses, estimated prepayments, remaining lives of the acquired loans, estimated value of the underlying collateral and the net present value of the cash flows expected to be received.  For smaller loans not specifically reviewed, management grouped the loans into their respective homogeneous loan pool and applied a loss estimate accordingly.

Acquired loans are accounted for using one of the two following accounting standards:

(1)
ASC Topic 310-20 is used to value loans that do not have evidence of credit quality deterioration.  For these loans, the difference between the fair value of the loan and the amortized cost of the loan is amortized or accreted into income using the interest method.

(2)
ASC Topic 310-30 is used to value loans that have evidence of credit quality deterioration.  For these loans, the expected cash flows that exceed the fair value of the loan represent the accretable yield, which is recognized as interest income on a level-yield basis over the expected cash flow periods of the loans.  The non-accretable difference represents the difference between the contractually required principal and interest payments and the cash flows expected to be collected based upon management’s estimation.  Subsequent decreases in the expected cash flows will require the Company to evaluate the need for additions to the Company’s allowance for loan losses.  Subsequent increases in the expected cash flows will result in a reversal of the provision for loan losses to the extent of prior charges with a corresponding adjustment to the accretable yield, which will result in the recognition of additional interest income over the remaining lives of the loans.

The following table presents information regarding the purchased credit-impaired and noncredit-impaired loans acquired in conjunction with both acquisitions (in thousands):

	Virginia
	Savings	Community	Total
Acquired Credit-Impaired
Contractually required principal and interest	$11,567	$55,983	$67,550
Contractual cash flows not expected to be collected (non-accretable difference)	(3,973)	(19,758)	(23,731)
Expected cash flows	7,594	36,225	43,819
Interest component of expected cash flows (accretable difference)	(954)	(5,469)	(6,423)
Estimated fair value of purchased credit impaired loans acquired	$6,640	$30,756	$37,396

Acquired NonCredit-Impaired
Outstanding balance	$72,476	$356,822	$429,298
Less: fair value adjustment	(5,653)	(15,409)	(21,062)
Fair value of acquired noncredit-impaired loans	$66,823	$341,413	$408,236

Acquired Deposits

The fair values of non-time deposits approximated their carrying value at the acquisition date.  For time deposits, the fair values were estimated based on discounted cash flows, using interest rates that are currently being offered compared to the contractual interest rates.   Based on this analysis, management recorded a premium on time deposits acquired of $2.3 million and $1.1 million, for the Virginia Savings and Community acquisitions, respectively, each of which is being amortized over 5 years.

Core Deposit Intangible

The Company believes that the customer relationships with the deposits acquired have an intangible value.  In connection with the acquisitions, the Company recorded a core deposit intangible asset of $1.3 million and $2.7 million, for Virginia Savings and Community, respectively. Each of the core deposit intangible assets represent the value that the acquiree had with their deposit customers.  The fair value was estimated based on a discounted cash flow methodology that considered type of deposit, deposit retention and the cost of the deposit base.   The core deposit intangibles are being amortized over 10 years, with an annual charge of less than $0.7 million per year.  The following table presents a rollforward of the Company’s intangible assets from the beginning of the year (in thousands):

Intangible Assets
Beginning balance	$2,069
Core deposit intangible acquired in conjunction with the acquisition of Community	2,711
Amortization expense	(1,039)
Ending balance	$3,741

Goodwill

Under GAAP, management has up to twelve months following the date of the acquisition to finalize the fair values of acquired assets and liabilities.  The measurement period ends as soon as the Company receives information it was seeking about facts and circumstances that existed as of the acquisition date or learns more information is not obtainable.  Any subsequent adjustments to the fair value of the acquired assets and liabilities, intangible assets or other purchase accounting adjustments will result in adjustments to the goodwill recorded.  The measurement period is limited to one year from the acquisition date.  The goodwill recorded in conjunction with the Virginia Savings and Community acquisitions is not expected to be deductible for tax purposes.  The following table presents a rollforward of goodwill from the beginning of the year (in thousands):

Goodwill
Beginning balance	$62,988
Adjustments to goodwill acquired in conjunction with the acquisition of Virginia Savings	142
Goodwill acquired in conjunction with the acquisition of Community	8,271
Ending balance	$71,401

The goodwill acquired in conjunction with the acquisition of Community includes the initial goodwill that was recorded at acquisition date, along with adjustments made during the measurement period based on information that became available subsequent to the acquisition date, but pertained to facts and circumstances prior to the acquisition date (for instance, fair value adjustment on purchased credit-impaired loans, income taxes, etc.).

Merger Related Costs

During the year ended December 31, 2013 , the Company incurred $5.5 million of merger-related costs in connection with the Community acquisition. These costs were primarily for severance ($2.5 million), professional fees ($1.4 million) and data processing costs ($1.1 million).

During the year ended December 31, 2012 , the Company incurred $4.7 million of merger-related costs primarily in connection with the Virginia Savings acquisition. These costs were primarily for severance ($0.9 million), professional fees ($1.2 million) and data processing costs ($2.4 million).